UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2021 (May 11, 2021)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard Franklin, Tennessee 37067 (Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated 2009 Stock Option and Award Plan

At the Annual Meeting of the Stockholders (the “Annual Meeting”) of Community Health Systems, Inc. (the “Company”) held on May 11, 2021, the Company’s stockholders approved the Company’s 2009 Stock Option and Award Plan, as amended and restated as of March 17, 2021, subject to stockholder approval at the Annual Meeting (the “Plan”). The results of the stockholder vote on the Plan are set forth further below under Item 5.07 of this Current Report on Form 8-K.

A description of the Plan was included as part of Proposal 3 in the Company’s proxy statement filed on April 1, 2021 (the “Proxy Statement”) and is incorporated herein by reference. Such description is qualified in its entirety by reference to the text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 11, 2021. At the Annual Meeting, the stockholders voted on four proposals, each of which is described more fully in the Company’s Proxy Statement for the Annual Meeting. The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:

(1) The stockholders elected each of the following persons as directors of the Company for terms that expire at the 2022 annual meeting of stockholders of the Company and until their respective successors have been elected and have qualified:

Name	For	Against	Abstain	Broker Non- Votes
(a) John A. Clerico	93,537,739	2,205,766	66,003	12,098,346
(b) Michael Dinkins	94,208,880	1,542,626	58,002	12,098,346
(c) James S. Ely III	94,128,635	1,612,722	68,151	12,098,346
(d) John A. Fry	92,631,729	3,109,977	67,802	12,098,346
(e) Tim L. Hingtgen	94,218,783	1,540,135	50,590	12,098,346
(f) Elizabeth T. Hirsch	94,443,851	1,297,197	68,460	12,098,346
(g) William Norris Jennings, M.D.	94,073,622	1,675,103	60,783	12,098,346
(h) K. Ranga Krishnan, MBBS	94,415,482	1,326,778	67,248	12,098,346
(i) Julia B. North	93,479,278	2,261,579	68,651	12,098,346
(j) Wayne T. Smith	93,604,846	2,162,690	41,972	12,098,346
(k) H. James Williams, Ph.D.	94,450,518	1,283,588	75,402	12,098,346

(2) The stockholders approved the advisory resolution regarding the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
94,092,688	1,544,574	172,246	12,098,346

(3) The stockholders approved the amendment and restatement of the Plan, which was approved by the Company’s Board of Directors as of March 17, 2021, subject to stockholder approval at the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
94,284,024	1,466,299	59,185	12,098,346

(4) The stockholders ratified the appointment of Deloitte & Touche LLP, as the Company’s independent registered public accountants for 2021:

For	Against	Abstain	Broker Non-Votes
106,774,648	1,038,737	94,469	n/a

Item 9.01.	Financial Statements & Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1†	Community Health Systems, Inc. 2009 Stock Option and Award Plan, as amended and restated as of March 17, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Indicates a management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2021	COMMUNITY HEALTH SYSTEMS, INC
(Registrant)

	By:	/s/ Tim L. Hingtgen
Tim L. Hingtgen
Chief Executive Officer
(principal executive officer)

4